                      [LOGO THE AMERICAN FUNDS GROUP(R)]

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                            Fundamental Investors(SM)

                                   Prospectus



                                 MARCH 1, 1997

FUNDAMENTAL INVESTORS, INC.
One Market
Steuart Tower, Suite 1800
San Francisco, CA 94105
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TABLE OF CONTENTS

Expenses                                                                    3
 .............................................................................
Financial Highlights                                                        4
 .............................................................................
Investment Policies and Risks                                               5
 .............................................................................
Securities and Investment Techniques                                        5
 .............................................................................
Multiple Portfolio Counselor System                                         8
 .............................................................................
Investment Results                                                          9
 .............................................................................
Dividends, Distributions and Taxes                                         10
 .............................................................................
Fund Organization and Management                                           11
 .............................................................................
Shareholder Services                                                       14

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The investment objective of the fund is to increase its shareholders' capital and income return over time. The fund strives to accomplish this objective by investing primarily in a diversified portfolio of common stocks, or securities convertible into common stocks.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================

EXPENSES
The effect of the expenses described below is reflected in the fund's share price or return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Fund operating expenses are paid out of the fund's assets and are factored into its share price.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)                                   5.75%

 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets)

--------------------------------------------------------------------------------
Management fees                                                       0.31%
 ...............................................................................
12b-1 expenses                                                        0.22%/1/
 ...............................................................................
Other expenses                                                        0.13%
 ................................................................................
Total fund operating expenses                                         0.66%

/1/ 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually. Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------

One year                                                              $ 64
 ................................................................................
Three years                                                           $ 77
 ................................................................................
Five years                                                            $ 92
 ................................................................................
Ten years                                                             $135

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

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                                         FUNDAMENTAL INVESTORS / PROSPECTUS    3
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

================================================================================

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FINANCIAL HIGHLIGHTS

The following information for the six years ended December 31, 1996 has been audited by Deloitte & Touche llp, independent auditors, and for the four years ended December 31, 1990 by KPMG Peat Marwick llp, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

PER-SHARE DATA AND RATIOS

                                                YEAR ENDED DECEMBER 31
                               ..............
                        1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year        $22.29    $17.50    $18.15    $17.52    $17.47    $14.32    $16.43    $14.60    $13.45    $14.21
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INCOME FROM
INVESTMENT
OPERATIONS:
Net investment
income                      .41       .41       .42       .44       .44       .41       .48       .58       .43       .39
 ............................................................................................................................
Net realized and
unrealized gain (loss)
on investments             4.00      5.46      (.18)     2.65      1.27      3.82     (1.52)     3.53      1.65       .20
 ............................................................................................................................
Total income (loss)
from investment
operations                 4.41      5.87       .24      3.09      1.71      4.23     (1.04)     4.11      2.08       .59
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LESS DISTRIBUTIONS:
Dividends from
net investment
income                     (.40)     (.40)     (.44)     (.43)     (.42)     (.40)     (.49)     (.62)     (.47)     (.40)
 ............................................................................................................................
Distributions from
net realized gains        (1.76)     (.68)     (.45)    (2.03)    (1.24)     (.68)     (.58)    (1.66)     (.46)     (.95)
 ............................................................................................................................
Total distributions       (2.16)    (1.08)     (.89)    (2.46)    (1.66)    (1.08)    (1.07)    (2.28)     (.93)    (1.35)
 ............................................................................................................................
Net asset value,
end of year              $24.54    $22.29    $17.50    $18.15    $17.52    $17.47    $14.32    $16.43    $14.60    $13.45
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Total return/1/           19.99%    34.21%     1.33%    18.16%    10.19%    30.34%    (6.24)%   28.56%    15.95%     3.77%
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RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
year (in millions)       $7,165    $4,754    $2,611    $1,979    $1,440    $1,156    $  823    $  758    $  632    $  610
 ............................................................................................................................
Ratio of expenses to
average net assets          .66%      .70%      .68%      .65%      .65%      .69%      .70%      .67%      .68%      .63%
 ............................................................................................................................
Ratio of net income
to average net assets      1.78%     2.08%     2.45%     2.43%     2.56%     2.50%     3.15%     3.40%     2.97%     2.42%
 ............................................................................................................................
Average
commissions paid per
share/2/                   5.69c     5.95c     6.02c     6.14c     7.53c     7.50c     7.76c     7.80c     7.47c     6.68c
 ............................................................................................................................
Portfolio turnover
rate                      39.07%    25.47%    23.02%    29.22%    23.98%    17.07%    11.92%    18.59%     8.09%    12.40%
----------------------------------------------------------------------------------------------------------------------------

/1/ Calculated without deducting a sales charge. The maximum sales charge is
    5.75% of the fund's offering price.
/2/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most fixed-income transactions, are excluded.

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4   FUNDAMENTAL INVESTORS / PROSPECTUS
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

================================================================================

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INVESTMENT POLICIES AND RISKS

The fund's investment objective is to increase its shareholders' capital and income return over time.

The fund seeks to accomplish this objective by investing primarily in a diversified portfolio of common stocks or securities convertible into common stocks. The fund may also hold straight debt securities that are generally rated in the top four quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or unrated but determined to be of equivalent quality by the fund's investment adviser, Capital Research and Management Company. Additionally, the fund may hold cash or cash equivalents (such as commercial paper, commercial bank obligations, and securities of the U.S. Government, its agencies and instrumentalities), U.S. Government securities, or nonconvertible preferred stocks. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

The fund's fundamental investment restrictions (described in the statement of additional information) and objective may not be changed without shareholder approval. All other investment practices may be changed by the fund's board of directors.

ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.
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SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES

Equity securities represent an ownership position in a company. These securities may include common stocks, preferred stocks, and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

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                                         FUNDAMENTAL INVESTORS / PROSPECTUS    5
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

================================================================================

The fund may invest up to 5% of its total assets in debt securities rated Ba and BB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality. These securities are commonly known as "high-yield, high-risk" or "junk" bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

U.S. GOVERNMENT SECURITIES

Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

INVESTING IN VARIOUS COUNTRIES

The fund may invest up to 15% of its assets in securities of issuers that are domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market). Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political and social conditions; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

CURRENCY TRANSACTIONS

The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to hedge against changes in currency exchange rates. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates.

U.S. PRIVATE PLACEMENTS

Private placements may be either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in such private placements are subject to contractual restrictions on resale and may not be resold except

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6   FUNDAMENTAL INVESTORS / PROSPECTUS
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

================================================================================

pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act (for example, private placements sold pursuant to Rule 144A). Accordingly, all such private placements will be considered illiquid unless they have been specifically determined to be liquid, taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets, under procedures which may be adopted by the fund's board of directors. Additionally, investing in private placement securities could have the effect of increasing the level of illiquidity of the fund's portfolio to the extent that "qualified" institutional investors become, for a period of time, uninterested in purchasing these securities. The fund will not invest more than 10% of its total assets in illiquid securities and no more than 5% in private placements, excluding Rule 144A securities.

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                                         FUNDAMENTAL INVESTORS / PROSPECTUS    7
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

================================================================================

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MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.





                                                                                        YEARS OF EXPERIENCE AS
                                                                                        INVESTMENT PROFESSIONAL
                                                                                             (APPROXIMATE)
                                                                                    ...................................
                                                         YEARS OF EXPERIENCE
                                                       AS PORTFOLIO COUNSELOR         WITH CAPITAL
PORTFOLIO COUNSELORS                                  (AND RESEARCH PROFESSIONAL,     RESEARCH AND
        FOR                                               IF APPLICABLE) FOR           MANAGEMENT
    FUNDAMENTAL                                       FUNDAMENTAL INVESTORS, INC.      COMPANY OR
  INVESTORS, INC.       PRIMARY TITLE(S)                   (APPROXIMATE)            ITS AFFILIATES      TOTAL YEARS
-----------------------------------------------------------------------------------------------------------------------
JAMES E.                President of the fund;         13 years (plus 5 years as     20 years            25 years
DRASDO                  Senior Vice President          a research professional
                        and Director,                  prior to becoming a
                        Capital Research               portfolio counselor for
                        and Management                 the fund)
                        Company
-----------------------------------------------------------------------------------------------------------------------
GORDON                  Senior Vice President          6 years (plus 13 years as     26 years            26 years
CRAWFORD                of the fund; Senior            a research professional
                        Vice President                 prior to becoming a
                        and Director,                  portfolio counselor for
                        Capital Research               the fund)
                        and Management
                        Company
-----------------------------------------------------------------------------------------------------------------------
DINA N.                 Senior Vice President          4 years (plus 1 year as a      5 years            30 years
PERRY                   of the fund; Senior            research professional
                        Vice President,                prior to becoming a
                        Capital Research               portfolio counselor for
                        and Management                 the fund)
                        Company
-----------------------------------------------------------------------------------------------------------------------



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8   FUNDAMENTAL INVESTORS / PROSPECTUS
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

================================================================================

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INVESTMENT RESULTS
The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Results calculated without a sales charge will be higher.

X TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

X YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

X DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

                               INVESTMENT RESULTS
                     (FOR PERIODS ENDED DECEMBER 31, 1996)

                          THE FUND            THE FUND AT
AVERAGE ANNUAL             AT NET               MAXIMUM
TOTAL RETURNS:          ASSET VALUE1        SALES CHARGE/1/,/2/      S&P 5003
--------------------------------------------------------------------------------
One year                   19.99%                 13.08%              22.90%
 ................................................................................
Five years                 16.26%                 14.89%              15.18%
 ................................................................................
Ten years                  14.92%                 14.24%              15.26%
 ................................................................................
Lifetime                   15.97%                 15.60%              15.81%

--------------------------------------------------------------------------------

Yield/1/,/2/: 1.59%
Distribution Rate/2/: 1.44%

/1/ These fund results were calculated according to a standard that is required for all stock and bond funds.
/2/ The maximum sales charge has been deducted.
/3/ The Standard & Poor's 500 Index represents stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.

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                                         FUNDAMENTAL INVESTORS / PROSPECTUS    9
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

================================================================================

Here are the fund's annual total returns calculated without a sales charge. This information is being supplied on a calendar year basis.
[chart]
Year        %
1987         3.77
1988        15.95
1989        28.56
1990        -6.24
1991        30.34
1992        10.19
1993        18.16
1994         1.33
1995        34.21
1996        19.99
[end chart]

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DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund pays dividends, which may fluctuate, four times a year (usually in February, May, August and December). Capital gains, if any, are also usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

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10  FUNDAMENTAL INVESTORS / PROSPECTUS
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

================================================================================

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FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1932 and reorganized as a Maryland corporation in 1990. All fund operations are supervised by the fund's board of directors who meet periodically and perform duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant corporate matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company may not exceed 0.39% of the fund's average net assets annually and declines at certain asset levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's "code of ethics."


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                                         FUNDAMENTAL INVESTORS / PROSPECTUS   11
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

================================================================================

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Plan is in effect. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

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12  FUNDAMENTAL INVESTORS / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS


                   [MAP OF THE UNITED STATES APPEAR HERE]

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                                         FUNDAMENTAL INVESTORS / PROSPECTUS   13
--------------------------------------------------------------------------------

================================================================================

SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS. OR ACCOUNTS HELD BY INVESTMENT DEALERS. IF YOU ARE INVESTING IN SUCH A MANNER
YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE OR DEALER ABOUT WHAT
SERVICES ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.
--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order.

Various purchase options are available as described below subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

X Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

X Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

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14  FUNDAMENTAL INVESTORS / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

X Cross-Reinvestment

  You may invest your dividends and capital gain distributions into any other fund in The American Funds Group.

X Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R) (see below) or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

X Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS

--------------------------------------------------------------
To establish an account                                                    $250
 For a retirement plan account                                             $250
 For a retirement plan account through payroll deduction                   $ 25
To add to an account                                                       $ 50
 For a retirement plan account                                             $ 25


--------------------------------------------------------------------------------
                                         FUNDAMENTAL INVESTORS / PROSPECTUS   15
--------------------------------------------------------------------------------

================================================================================

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                         SALES CHARGE AS A
                                           PERCENTAGE OF
                                       ......................      DEALER
                                                        NET     CONCESSION AS
                                       OFFERING        AMOUNT   % OF OFFERING
INVESTMENT                              PRICE         INVESTED      PRICE
--------------------------------------------------------------------------------
Less than $50,000                       5.75%           6.10%       5.00%
 ................................................................................
$50,000 but less than $100,000          4.50%           4.71%       3.75%
 ................................................................................
$100,000 but less than $250,000         3.50%           3.63%       2.75%
 ................................................................................
$250,000 but less than $500,000         2.50%           2.56%       2.00%
 ................................................................................
$500,000 but less than $1 million       2.00%           2.04%       1.60%
 ................................................................................
$1 million or more and certain
other investments described below       see below      see below    see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 200 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE BY THESE ACCOUNTS. A dealer concession of up to 1% may be paid by the fund from its Plan of Distribution on these investments. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge.
A dealer concession of up to 1% may be paid by American Funds Distributors on these investments. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

--------------------------------------------------------------------------------
16  FUNDAMENTAL INVESTORS / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. During 1997, American Funds Distributors will also provide additional compensation to the top one hundred dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

X Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

X Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

X Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.


--------------------------------------------------------------------------------
                                         FUNDAMENTAL INVESTORS / PROSPECTUS   17
--------------------------------------------------------------------------------

================================================================================

X Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount
  (which, at your request, may include purchases made during the previous 90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.
--------------------------------------------------------------------------------
SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R) (see below), or by fax. Sales by telephone or fax are limited to $10,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days. Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a bank, savings association, credit union, or member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made

--------------------------------------------------------------------------------
18  FUNDAMENTAL INVESTORS / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Fund Group within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.
--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R)

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone.

TELEPHONE PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone (including American FundsLine(R)) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

--------------------------------------------------------------------------------
                                         FUNDAMENTAL INVESTORS / PROSPECTUS   19
--------------------------------------------------------------------------------

================================================================================

NOTES


--------------------------------------------------------------------------------
20  FUNDAMENTAL INVESTORS / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

NOTES

--------------------------------------------------------------------------------
                                         FUNDAMENTAL INVESTORS / PROSPECTUS   21
--------------------------------------------------------------------------------

================================================================================

NOTES


--------------------------------------------------------------------------------
22  FUNDAMENTAL INVESTORS / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

NOTES


--------------------------------------------------------------------------------
                                         FUNDAMENTAL INVESTORS / PROSPECTUS   23
--------------------------------------------------------------------------------

================================================================================

FOR SHAREHOLDER    FOR DEALER          FOR 24-HOUR
SERVICES           SERVICES            INFORMATION
American Funds     American Funds      American     American Funds
Service Company    Distributors        FundsLine(R) Internet Web site
800/421-0180 ext.1 800/421-9900 ext.11 800/325-3590 http://www.americanfunds.com

 Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

--------------------------------------------------------------------------------

 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL                         STATEMENT OF ADDITIONAL
 REPORT TO SHAREHOLDERS                     INFORMATION (SAI)


 Includes financial                         Contains more detailed
 statements, detailed                       information on all aspects
 performance information,                   of the fund, including the
 portfolio holdings, a                      fund's financial statements.
 statement from portfolio
 management and the
 independent auditors' report.

                                            A current SAI has been filed
 CODE OF ETHICS                             with the Securities and
                                            Exchange Commission ("SEC").
 Includes a description of the fund's       It is incorporated by
 personal investing policy.                 reference into this prospectus
                                            and is available along with
                                            other related materials on
                                            the SEC's Internet Web site
                                            at http://www.sec.gov.

 To request a free copy of any of the documents above:

 Call American Funds               or       Write to the Secretary of
 Service Company 800/421-0180               the fund One Market Steuart
 ext. 1                                     Tower, Suite 1800
                                            San Francisco, CA 94105
--------------------------------------------------------------------------------
This prospectus has been printed on recycled paper.
                                                             [LOGO]

--------------------------------------------------------------------------------
24  FUNDAMENTAL INVESTORS / PROSPECTUS
--------------------------------------------------------------------------------

                           FUNDAMENTAL INVESTORS, INC.

                                    Part B
                      Statement of Additional Information
                                 MARCH 1, 1997

This document is not a prospectus but should be read in conjunction with the current prospectus of Fundamental Investors, Inc. (the "fund" or "FI") dated March 1, 1997. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                            Fundamental Investors, Inc.
                              Attention:  Secretary
                                    One Market
                             Steuart Tower, Suite 1800
                              San Francisco, CA  94105
                              Telephone:  (415) 421-9360

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               TABLE OF CONTENTS

ITEM                                                              PAGE NO.

DESCRIPTION OF CERTAIN SECURITIES                                    1
CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS         3
FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS                     3
FUND OFFICERS AND DIRECTORS                                          6
MANAGEMENT                                                          11
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                          13
PURCHASE OF SHARES                                                  16
REDEEMING SHARES                                                    24
SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES                         25
EXECUTION OF PORTFOLIO TRANSACTIONS                                 27
GENERAL INFORMATION                                                 28
INVESTMENT RESULTS                                                  39
DESCRIPTION OF BOND RATINGS                                         34
FINANCIAL STATEMENTS                                              ATTACHED


                       DESCRIPTION OF CERTAIN SECURITIES

THE DESCRIPTIONS BELOW ARE INTENDED TO SUPPLEMENT THE MATERIAL IN THE PROSPECTUS UNDER "INVESTMENT POLICIES AND RISKS."

U.S. GOVERNMENT SECURITIES - From time to time, the fund may invest in U.S. government securities. Securities guaranteed by the U.S. government include:
(1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. In these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Certain securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, such securities generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, and Federal Intermediate Credit Banks.

CASH EQUIVALENTS - The fund invests in various high-quality money market instruments that mature, or may be redeemed or resold, in 13 months or less (25 months in the case of U.S. government securities). These include (1) commercial paper (notes issued by corporations or governmental bodies), (2) commercial bank obligations (for example, certificates of deposit and banker's acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association and savings bank obligations (for example, certificates of deposit issued by savings banks or savings and loan associations), (4) securities of the U.S. government, its agencies or instrumentalities that at purchase mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes. that at purchase mature, or that may be redeemed, in one year or less.

CURRENCY TRANSACTIONS -- The fund has the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The fund intends to enter into forward currency contracts solely to hedge into the U.S. dollar its exposure to other currencies. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller
to repurchase the security at a specified time and price.    The seller must
maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by Capital
Research and Management Company.   If the seller under the repurchase agreement
defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited. For purposes of Investment Restriction number five, under "Investment Restrictions" below, repurchase agreements maturing in excess of seven days are considered not readily marketable. The fund does not currently intend (at least for the next 12 months) to invest in repurchase agreements.

          CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be sensitive to adverse economic changes and corporate developments.
During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as it will with all bonds.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

The fund's investment adviser, Capital Research and Management Company, attempts to reduce the fund's risks through diversification of the portfolio by credit analysis of each issuer as well as by monitoring broad economic trends and corporate developments, but there can be no assurance that it will be successful in doing so. The fund's investment policy with respect to investing in high-yield, high-risk securities is a "non-fundamental" policy and thus, may be changed by the board of directors at any time. It is contemplated that most of the fund's common stock investments will be made in securities that are listed on a stock exchange.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

The fund has adopted certain fundamental policies and investment restrictions for the protection of the fund's shareholders that may not be changed without shareholder approval. (Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting or the vote of more than 50% of the outstanding voting securities, whichever is less.)

The fund may not:

 1.  borrow money or securities;

 2.  buy securities "on margin";

 3.  effect "short sales" of securities;

 4.  mortgage, pledge or hypothecate securities;

 5. lend money or securities (but the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan);

 6. invest in the securities of any issuer which, including predecessors, has a record of less than three years continuous operation;

 7. invest in the securities of any issuer if any officer or director of the fund owns more than 1/2 of 1% of the securities of that issuer or if the fund's officers and directors together own more than 5% of the securities of that issuer;

 8. invest any of its assets in the securities of any managed investment trust or of any other managed investment company;

 9. invest more than 5% of its total assets at the market value at the time of investment in securities of any one issuer, or hold more than 10% of such securities of any one issuer, but these limitations do not apply to obligations of or guaranteed by the U.S.;

 10.  purchase or sell real estate;

 11.  purchase or sell commodities or commodity contracts;

 12.  act as underwriter of securities issued by other persons;

 13. make investments in other companies for the purpose of exercising control or management;

 14. concentrate its investments in any one industry or group of industries, but may invest up to 25% of its assets in any one industry.

Notwithstanding investment restriction number 8, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

For purposes of investment restriction number 14, the fund will not invest 25% or more (rather than more than 25%) of its total assets in the securities of issuers in the same industry.

Although not fundamental policies, the fund has further agreed that it will not invest more than 5% of the value of the fund's assets in warrants, valued at the lower of cost or market, with no more than 2% being unlisted on the New York or American Stock Exchanges (warrants acquired by the fund in units or attached to securities may be deemed to be without value); or invest in puts or calls, or in oil, gas or other mineral exploration programs; or invest more than 10% of the value of its total assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days or securities for which there is no active and substantial market). In addition, in connection with investment restriction number 10 above, the fund has undertaken to the State of Texas that it will not, as a matter of non-fundamental policy, purchase or sell limited partnerships in real estate (excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein).
No officer or director of the fund may sell portfolio securities to the fund or buy portfolio securities from it.

                            FUND OFFICERS AND DIRECTORS
                       Directors and Director Compensation
       (with their principal occupations during the past five years)#

NAME, ADDRESS AND AGE   POSITION    PRINCIPAL OCCUPATION(S) DURING  AGGREGATE        TOTAL COMPENSATION    TOTAL
                        WITH        PAST 5 YEARS (POSITIONS WITHIN  COMPENSATION     FROM ALL FUNDS        NUMBER OF
                        REGISTRANT  THE ORGANIZATIONS LISTED MAY    (INCLUDING       MANAGED BY CAPITAL    FUND BOARDS
                                    HAVE CHANGED DURING THIS        VOLUNTARILY      RESEARCH AND          ON WHICH
                                    PERIOD)                         DEFERRED         MANAGEMENT            DIRECTOR
                                                                    COMPENSATION/1/) COMPANY/2/            SERVES/2/
                                                                    FROM FUND DURING
                                                                    FISCAL YEAR ENDED
                                                                    12/31/96

 Guilford C. Babcock    Director      Associate Professor of Finance,   $12,800/3/         $26,000
 1575 Circle Drive                    School of Business                                                   2
 San Marino, CA 91108                 Administration,
 Age:  65                             University of Southern California

 Charles H. Black       Director      Private investor and consultant;   $12,800
 525 Alma Real Drive                  former Executive Vice President                      $115,400              4
Pacific Palisades, CA 90272           and Director, KaiserSteel
 Age: 70                              Corporation

 Martin Fenton, Jr.     Director      Chairman, Senior Resource    $12,800/3/         $124,400
 4350 Executive Drive                 Group                                                                16
 Suite 101                            (management of senior living
 San Diego, CA   92121-2116           centers)

 Age: 61

 Herbert Hoover III     Director      Private Investor            $11,600            $61,700
 1520 Circle Drive                                                                                        14
 San Marino, CA 91108
 Age:  69

 Gail L. Neale          Director      President, The Lovejoy      $13,600/3/         $54,300
The Lovejoy Consulting Group, Inc.    Consulting Group, Inc.; former                                             4
154 Prospect Parkway                  Executive Vice President,
Burlington, VT 05401                  Salzburg Seminar; former
 Age: 62                              Director of Development and the
                                      Capital Campaign, Hampshire
                                      College; Special Advisor, The
                                      Commonwealth Fund and Mount
                                       Holyoke College

Kirk P. Pendleton       Director      President, Cairnwood, Inc.   $13,600/3/         $60,394
Cairnwood, Inc.                                                                                                5
75 James Way
Southampton, PA 18966
Age: 57

+  James W. Ratzlaff    Director      Director, American Funds
One Market, Steuart                   Service Company; Senior     none/4/            none/4/               8
Tower, Suite 1800                     Partner, The Capital Group
San Francisco, CA 94105               Partners, L.P.
Age: 60

Henry E. Riggs          Director      President and Professor of   $14,000/3/         $79,500
Kingston Hall 201                     Engineering, Harvey Mudd                                             5
Harvey Mudd College                   College; former Thomas W.
Claremont, CA 91711                   Ford Professor of Engineering
Age:  62                              and Vice President of
                                      Development, Stanford
                                      University

+  R. Michael Shanahan  Director      Chairman of the Board and
333 South Hope Street                 Principal Executive Officer,    none/4/            none/4/               2
Los Angeles, CA 90071                 Capital Research and
Age: 58                               Management Company;
                                      Director, The Capital Group
                                      Companies, Inc.; Director,
                                      Capital Group Research, Inc.

+ Walter P. Stern        Chairman of    Chairman, Capital Group
630 Fifth Avenue         the Board     International, Inc.; Vice    none/4/            none/4/               8
New York, NY 10111                     Chairman, Capital Research
Age: 68                                International; Capital
                                       International, Inc.; Director,
                                       Temple-Inland, Inc.

Charles Wolf, Jr.        Director      Dean, The RAND Graduate     $13,600/3/         $54,300
The RAND Graduate School
1700 Main Street                       School; Director, International                                             4
Santa Monica, CA 90406                 Economic Studies, The RAND
Age: 72                                Corporation



# Positions within the organizations listed may have changed during this period.

+ Directors who are considered "interested persons as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serves as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors is as follows: Guilford C. Babcock ($46,311), Martin Fenton, Jr. ($17,391), Gail L. Neale ($39,018), Kirk P. Pendleton ($46,721), Henry E. Riggs ($51,862) and Charles Wolf, Jr. ($48,957). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/4/ James W. Ratzlaff, R. Michael Shanahan and Walter P. Stern are affiliated with the Investment Adviser and, accordingly, receive no compensation from the Fund.

                                    OFFICERS
        (with their principal occupations during the past five years)#

NAME AND ADDRESS                       AGE      POSITION(S)      PRINCIPAL OCCUPATION(S)
                                                HELD WITH        DURING PAST 5 YEARS
                                                REGISTRANT

James E. Drasdo                        51       President        Capital Research and
333 South Hope Street                                            Management Company, Senior
Los Angeles, CA 90071                                            Vice President and Director

Gordon Crawford                        50       Senior Vice      Capital Research and
333 South Hope Street                           President        Management Company, Senior
Los Angeles, CA 90071                                            Vice President and Director

Paul G. Haaga, Jr.                     48       Executive        Capital Research and
333 South Hope Street                           Vice             Management Company, Senior
Los Angeles, CA 90071                           President        Vice President and Director

Dina N. Perry                          51       Senior Vice      Capital Research and
3000 K Street, N.W.,                            President        Management Company, Vice
Suite 230                                                        President
Washington, D.C. 20007-5124

Julie F. Williams                      48       Secretary        Capital Research Company,
333 South Hope Street                                            Vice President - Fund
Los Angeles, CA 90071                                            Business Management Group

Patrick F. Quan                        38       Assistant        Capital Research and
One Market, Steuart Tower,                      Secretary        Management Company, Vice
Suite 1800                                                       President - Fund Business
San Francisco, CA 94105                                          Management Group

Mary C. Hall                           39       Treasurer        Capital Research and
135 South State College Blvd.                                    Management Company, Senior
Brea, CA 92821                                                   Vice President - Fund
                                                                 Business Management Group

Robert P. Simmer                       35       Assistant        Capital Research and
5300 Robin Hood Road                            Treasurer        Management Company, Vice
Norfolk, VA 23513                                                President - Fund Business
                                                                 Management Group



# Positions within the organizations listed may have changed during this period.

No compensation is paid by the fund to any officer or director who is a director, officer or employee of the Investment Adviser or affiliated companies. The compensation paid by the fund to directors who are not affiliated with the Investment Adviser is $11,000 per annum, plus $800 for each Board of Directors meeting attended, plus $400 for each meeting attended as a
member of a committee of the Board of Directors.   No pension or retirement
benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of February 1, 1997 the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Advisory Agreement) between the fund and the Investment Adviser, dated December 1, 1991 and approved by shareholders on November 14, 1991, shall be in effect until the close of business on March 31, 1998, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of directors who are not parties to the Advisory Agreement or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party, and that the Advisory Agreement automatically terminates in the event of its assignment (as defined in said
Act).

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, provides suitable office space, necessary small office equipment and utilities, and provides general purpose accounting forms, supplies, and postage used at the offices of the fund relating to the services furnished by the Investment Adviser. The fund pays all expenses not specifically assumed by the Investment Adviser as provided herein. Such expenses shall include, but shall not be limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The Advisory Agreement provides for an advisory fee reduction to the extent that the fund's annual ordinary operating expenses exceed 1% of the average net assets of the fund. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

The management fee is based on an annual rate of 0.39% on the first $800 million of the fund's net assets, plus 0.336% on net assets over $800 million to $1.8 billion, plus 0.30% on net assets over $1.8 billion to $3 billion, plus 0.276% on net assets over $3 billion. During the fiscal years ended December 31, 1996, 1995, and 1994, , the Investment Adviser received from the fund advisory fees of $18,267,000, $11,787,000, and $7,967,000, respectively.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 (see "Principal Underwriter" in the prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (described below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended December 31, 1996, amounted to $7,993,000 after allowance of $40,389,000 to dealers. During the fiscal years ended December 31, 1995 and 1994, the Principal Underwriter retained $5,718,000 and $3,299,000, after allowance of $29,762,000 and
$16,822,000 to dealers, respectively.

As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the directors who are not "interested" persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested" persons of the fund may, due to present or past affiliations with the Investment Adviser and related companies, be considered to have a direct or indirect financial interest in the operation of the Plan. Potential benefits of the plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k) plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the year ended December 31, 1996, the fund paid or accrued $13,010,000 under the Plan as compensation to dealers. As of December 31, 1996, distribution expenses accrued and unpaid distribution expenses were $921,000.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer with adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income, it will be taxed only on that portion of such investment company taxable income that it retains.

To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the gains or sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (I) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

The fund also intends to distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes. In particular, investors should consider the tax implications of purchasing shares just prior to a dividend or distribution record date. Those investors purchasing shares just prior to such a date will then receive a partial return of capital upon the dividend or distribution, which will nevertheless be taxable to them as an ordinary or capital gains dividend.

Corporate shareholders of the fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by the fund to the extent that the fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to quality for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is not anticipated that shareholders will be entitled to take a foreign tax credit or deduction for such foreign taxes. Corporate shareholders of the fund will be eligible for the dividends-received deduction on the dividends (excluding the net capital gain dividends) paid by the fund to the extent the fund's income is derived from dividends received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares on which the dividends are paid for at least 46 days.

Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of capital gains not effectively connected with a U.S. trade or business are not subject to the withholding, but if the non-U.S. shareholder was an individual who was physically present in the U.S. during the tax year for more than 182 days and such shareholder is nonetheless treated as a nonresident alien, the distributions would be subject to a 30% tax.

As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gain is 28%; and the maximum corporate tax applicable to ordinary
income and net capital gain is 35%.   However, to eliminate the benefit of
lower marginal corporate income tax rates, corporations which have income in excess of $100,000 for a taxable year will be required to pay an additional income tax liability of up to $11,700 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by an individual will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for the year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

                               PURCHASE OF SHARES

METHOD           INITIAL INVESTMENT               ADDITIONAL INVESTMENTS

                 See "Investment Minimums         $50 minimum (except where a lower
                 and Fund Numbers" for initial    minimum is noted under "Investment
                 investment minimums.             Minimums and Fund Numbers").

By contacting    Visit any investment dealer      Mail directly to your investment dealer's
your investment   who is registered in the state  address printed on your account
dealer           where the purchase is made       statement.
                 and who has a sales
                 agreement with American
                 Funds Distributors.

By mail          Make your check payable to       Fill out the account additions form at
                 the fund and mail to the         the bottom of a recent account
                 address indicated on the         statement, make your check payable to
                 account application.  Please     the fund, write your account number on
                 indicate an investment dealer    your check, and mail the check and
                 on the account application.      form in the envelope provided with your
                                                  account statement.

By telephone     Please contact your              Complete the "Investments by Phone"
                 investment dealer to open        section on the account application or
                 account, then follow the         American FundsLink Authorization
                 procedures for additional        Form.
                 investments.                     Once you establish the privilege, you,
                                                  your financial advisor or any person
                                                  with your account information can call
                                                  American FundsLine(R) and make
                                                  investments by telephone (subject to
                                                  conditions noted in "Shareholder
                                                  Account Services and Privileges -
                                                  Telephone Redemptions and
                                                  Exchanges" below).

By wire          Call 800/421-0180 to obtain      Your bank should wire your additional
                 your account number(s), if       investments in the same manner as
                 necessary.  Please indicate      described under "Initial Investment."
                 an investment dealer on the
                 account.  Instruct your bank
                 to wire funds to:
                 Wells Fargo Bank
                 155 Fifth Street
                 Sixth Floor
                 San Francisco, CA 94106
                 (ABA #121000248)
                 For credit to the account of:
                 American Funds Service
                 Company
                 a/c #4600-076178
                 (fund name)
                 (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE
ORDER.



INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS
AMCAP Fund(R)                                $1,000                  02
American Balanced Fund(R)                    500                     11
American Mutual Fund(R)                      250                     03
Capital Income Builder(R)                    1,000                   12
Capital World Growth and Income Fund(SM)     1,000                   33
EuroPacific Growth Fund(R)                   250                     16
Fundamental Investors(SM)                    250                     10
The Growth Fund of America(R)                1,000                   05
The Income Fund of America(R)                1,000                   06
The Investment Company of America(R)         250                     04
The New Economy Fund(R)                      1,000                   14
New Perspective Fund(R)                      250                     07
SMALLCAP World Fund(R)                       1,000                   35
Washington Mutual Investors Fund(SM)         250                     01
BOND FUNDS
American High-Income Municipal Bond Fund(R)  1,000                   40
American High-Income Trust(SM)               1,000                   21
The Bond Fund of America(SM)                 1,000                   08
Capital World Bond Fund(R)                   1,000                   31
Intermediate Bond Fund of America(SM)        1,000                   23
Limited Term Tax-Exempt Bond Fund of         1,000                   43
America(SM)
The Tax-Exempt Bond Fund of America(R)       1,000                   19
The Tax-Exempt Fund of California(R)*        1,000                   20
The Tax-Exempt Fund of Maryland(R)*          1,000                   24
The Tax-Exempt Fund of Virginia(R)*          1,000                   25
U.S. Government Securities Fund(SM)          1,000                   22
MONEY MARKET FUNDS
The Cash Management Trust of America(R)      2,500                   09
The Tax-Exempt Money Fund of America(SM)     2,500                   39
The U.S. Treasury Money Fund of America(SM)    2,500                   49
___________
*Available only in certain states.


For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                   DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND FUNDS
Less than $50,000
                                 6.10%            5.75%            5.00%
$50,000 but less than $100,000
                                 4.71             4.50             3.75
BOND FUNDS
Less than $25,000
                                 4.99             4.75             4.00
$25,000 but less than $50,000
                                 4.71             4.50             3.75
$50,000 but less than $100,000
                                 4.17             4.00             3.25
STOCK, STOCK/BOND, AND BOND
FUNDS
$100,000 but less than $250,000
                                 3.63             3.50             2.75
$250,000 but less than $500,000
                                 2.56             2.50             2.00
$500,000 but less than $1,000,000
                                 2.04             2.00             1.60
$1,000,000 or more                                                 (see below)
                                 none             none




 Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1997, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Any employer-sponsored 403(b) plan or defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferrred sales charge.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above, or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

 1. Portfolio securities, including ADRs and EDRs, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last reported sale price in the over-the-counter market prior to the time of valuation or, lacking any sales, at the last reported bid price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors. U.S. Treasury bills and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with original or remaining maturities in excess of 60 days are valued at the mean or representative quoted bid and asked prices for such securities or, if such prices are not available, are valued at the mean of representative quoted bid and asked prices for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. In addition, European or Far Eastern securities trading may not take place on all business days in New York. Furthermore, trading takes place in various non-U.S. markets on days which are not business days in New York and on which the fund's net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the fund's calculation of net asset value unless the Board of Directors deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares, into U.S. dollars at the prevailing market rates. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. There are deducted from the total assets, thus determined, the liabilities, including accruals of taxes and other expense items; and

 3. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares) and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or the fund. The Principal Underwriter will not knowingly sell shares directly or indirectly, or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or though an investment trust more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Directors.

                                REDEEMING SHARES

                               Send a letter of instruction specifying the name of the fund,
By writing to American         the number of shares or dollar amount to be sold, your
Funds Service Company (at      name and account number.  You should also enclose any
the appropriate address        share certificates you wish to redeem.  For redemptions
indicated under "Fund          over $50,000 and for certain redemptions of $50,000 or less
Organization and               (see below), your signature must be guaranteed by a bank,
Management - Principal         savings association, credit union, or member firm of a
Underwriter and Transfer       domestic stock exchange or the National Association of
Agent" in the prospectus)      Securities Dealers, Inc. that is an eligible guarantor
                               institution.  You should verify with the institution that it is an eligible guarantor prior to signing.  Additional documentation may be required for redemption of shares held in corporate, partnership or fiduciary accounts.  Notarization by a Notary
                               Public is not an acceptable signature guarantee.

By contacting your             If you redeem shares through your investment dealer, you
investment dealer              may be charged for this service.  SHARES HELD FOR YOU IN
                               YOUR INVESTMENT DEALER'S STREET NAME MUST BE REDEEMED
                               THROUGH THE DEALER.

You may have a                 You may use this option, provided the account is registered
redemption check sent to       in the name of an individual(s), a UGMA/UTMA custodian,
you by using American          or a non-retirement plan trust.  These redemptions may not
FundsLine(R) or by             exceed $10,000 per day, per fund account and the check
telephoning, faxing, or        must be made payable to the shareholder(s) of record and
telegraphing American          be sent to the address of record provided the address has
Funds Service Company          been used with the account for at least 10 days.  See "Fund
(subject to the conditions     Organization and Management - Principal Underwriter and
noted in this section and in   Transfer Agent" in the prospectus and "Exchange Privilege"
"Telephone Purchases,          below for the appropriate telephone or fax number.
Sales and Exchanges" in
the prospectus)

In the case of the money       Upon request (use the account application for the money
market funds, you may          market funds) you may establish telephone redemption
have redemptions wired to      privileges (which will enable you to have a redemption sent
your bank by telephoning       to your bank account) and/or check writing privileges.  If you
American Funds Service         request check writing privileges, you will be provided with
Company ($1,000 or more)       checks that you may use to draw against your account.
or by writing a check ($250    These checks may be made payable to anyone you
or more)                       designate and must be signed by the authorized number of
                               registered shareholders exactly as indicated on your
                               checking account signature card.



A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

REDEMPTION OF SHARES - The Transfer Agent may redeem the shares of any shareholder if the shares owned by such shareholder through redemptions, market decline or otherwise, have a value of less than the minimum initial investment amount required of new shareholders, (determined, for this purpose only as the greater of the shareholder's cost or current net asset value of the shares, including any shares acquired through reinvestment of income dividends and capital gains distributions). Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the public offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(I) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) (see "American FundsLine(R)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTonet telephone. Redemptions and exchanges through American FundsLine(R) are subject to the conditions noted above and in "Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine(R)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through its correspondent clearing agent) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other of the funds served by the Investment Adviser, or for trust or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

As of the end of the fund's most recent fiscal year, amounts held in certain equity and debt securities of some of its regular brokers and dealers were as follows:

Brokerage commissions paid on portfolio transactions during the years ended December 31, 1996, 1995, and 1994 amounted to $6,066,000, $3,599,000 and
$2,079,000 respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02101, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to subcustodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the record of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related
shareholder service functions.    American Funds Service Company was paid a fee
of $5,336,000 for the fiscal year ended December 31, 1996.

INDEPENDENT AUDITORS - Deloitte & Touche LLP, 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report, have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in auditing and accounting. The selection of the company's independent auditor is reviewed and determined annually by the Board of Directors.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on December 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP.

PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
OFFERING PRICE PER SHARE--DECEMBER 31, 1996



Net asset value and redemption price per share       $24.54
 (Net assets divided by shares outstanding)

Maximum offering price per share                     $26.04
 (100/94.25 of net asset value per share which takes into
 account the fund's current maximum sales charge)


                               INVESTMENT RESULTS

The fund's yield is 1.59% based on a 30-day (or one month) period ended December 31, 1996, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                YIELD = 2[(a-b/cd+1)/6/-1]

Where: a = dividends and interest earned during the period.

       b = expenses accrued for the period (net of reimbursements).

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

       d = the maximum offering price per share on the last day of the period.

As of December 31, 1996, the fund's total return over the past twelve months and average annual total returns over the past five and ten-year periods were 13.08%, 14.89% and 14.24%, respectively. The average annual total return (T) is computed by using the value at the end of the period (ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission:
P(1+T)/n/ = ERV.

To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year also may be computed by utilizing ending values as determined above.

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months.
The distribution rate may differ from the yield.

The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services and Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including BARRONS, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

The fund may, from time to time, compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).

The investment results for the fund set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.

                     THE FUND VS. VARIOUS UNMANAGED INDICES

  PERIOD            FI            DJIA/1/        S&P 500/2/   AVERAGE
1/1 - 12/31                                                   SAVINGS
                                                              ACCOUNT
                                                              /3/

1987 - 1996     +278%          +366%          +314%           +67%
1986 - 1995     +285           +360           +299            +69
1985 - 1994     +273           +349           +282            +77
1984 - 1993     +290           +333           +301            +88
1983 - 1992     +316           +367           +346            +99
1982 - 1991     +406           +452           +404            +112
1981 - 1990     +284           +328           +267            +122
1980 - 1989     +396           +426           +402            +125
1979 - 1988     +345           +340           +352            +125
1978/#/ - 1987   +273           +265           +280            +118

_____________
# From 7/31/78, the date Capital Research and Management Company became the fund's Investment Adviser.

/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard and Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

    If you are considering the fund for an Individual Retirement Account...

Here's how much you would have if you invested $2,000 a year in the fund over the past 5 and 10 years and the period under CRMC management:

5 Years                   10 Years              Lifetime
(1/1/92 - 12/31/96)       (1/1/87 - 12/31/96)   (7/31/78 - 12/31/96)

$16,010                   $47,294               $209,503

           See the difference time can make in an investment program

If you had invested                             ...and taken all
$10,000 in the fund                             distributions in shares,
this many years ago...                          your investment would
                                                have been worth this
                                                much at December 31, 1996

          |                                             |

Number of Years                Periods                Value**
                                1/1-12/31

  1                              1996           $  11,309
  2                        1995   -  1996           15,175
  3                        1994   -  1996           15,377
  4                        1993   -  1996           18,170
  5                        1992   -  1996           20,019
  6                        1991   -  1996           26,105
  7                        1990   -  1996           24,474
  8                        1989   -  1996           31,462
  9                        1988   -  1996           36,481
  10                       1987   -  1996           37,847
  11                       1986   -  1996           46,188
  12                       1985   -  1996           60,138
  13                       1984   -  1996           63,620
  14                       1983   -  1996           80,243
  15                       1982   -  1996         107,560
  16                       1981   -  1996         106,292
  17                       1980   -  1996         128,844
  18                       1979   -  1996         148,697
  Lifetime*                1978   -  1996         144,351


* From July 31, 1978, the date Capital Research and Management Company became the fund's Investment Adviser.

** Results assume deduction of the maximum sales charge of 5.75% from the initial purchase payment.

Illustration of a $10,000 investment in the fund
WITH DIVIDENDS REINVESTED AND CAPITAL GAIN DISTRIBUTIONS TAKEN IN SHARES
(For the period under CRMC management:   July 31, 1978 - December 31, 1996)

                       COST OF SHARES                                                      VALUE OF SHARES**




Fiscal       Annual       Dividends    Total        From         From         From         Total
Year End     Dividends    (cumulative)   Investment   Initial      Capital Gains   Dividends    Value
December 31                             Cost         Investment   Reinvested   Reinvested

1978*        $   217      $    217     $10,217      $  8,947     --           $   208      $  9,155
1979         421          638          10,638       9,892        --           664          10,556
1980         603          1,241        11,241       11,390       --           1,417        12,807
1981         665          1,906        11,906       10,688       --           1,966        12,654
1982         769          2,675        12,675       13,522       --           3,435        16,957
1983         755          3,430        13,430       16,424       --           4,965        21,389
1984         734          4,164        14,164       16,113       $841         5,667        22,621
1985         795          4,959        14,959       19,379       2,351        7,718        29,448
1986         894          5,853        15,853       19,177       8,262        8,502        35,941
1987         1,034        6,887        16,887       18,151       10,221       8,923        37,295
1988         1,328        8,215        18,215       19,703       12,464       11,079       43,246
1989         1,877        10,092       20,092       22,173       19,099       14,325       55,597
1990         1,678        11,770       21,770       19,325       18,712       14,093       52,130
1991         1,477        13,247       23,247       23,576       25,593       18,778       67,947
1992         1,655        14,902       24,902       23,644       30,728       20,499       74,871
1993         1,857        16,759       26,759       24,494       40,880       23,092       88,466
1994         2,171        18,930       28,930       23,617       41,632       24,392       89,641
1995         2,082        21,012       31,012       30,081       56,840       33,385       120,306
1996         2,188        23,200       33,200       33,117       72,223       39,011       144,351


The dollar amount of capital gain distributions during the period was $50,406.

* From July 31, 1978, the date Capital Research and Management Company became the fund's Investment Adviser.

** Results assume deduction of the maximum sales charge of 5.75% from the initial purchase payment.

                        EXPERIENCE OF INVESTMENT ADVISER

Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1967 (127 in all), those funds have had better total returns than the Standard and Poor's 500 Stock Composite Index in 91 of the 127 periods.
Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

                         DESCRIPTION OF BOND RATINGS

                          CORPORATE DEBT SECURITIES

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C".

"Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Baa -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"Ba -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"Caa -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"Ca -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

FUNDAMENTAL INVESTORS, INC.
INVESTMENT PORTFOLIO - December 31, 1996

                                                                   Percent
                                                                    Of net
LARGEST EQUITY-TYPE HOLDINGS                                        Assets

Atlantic Richfield                                                    2.77%
Texas Instruments                                                      2.24
Royal Dutch Petroleum/"Shell" Transport and Trading                    1.53
Exxon                                                                  1.46
Pfizer                                                                 1.44
Time Warner                                                            1.39
Seagram                                                                1.33
AT&T                                                                   1.28
Intel                                                                  1.28
Walt Disney                                                            1.25


                                                                 Shares or        Market    Percent
EQUITY-TYPE SECURITIES                                           Principal         Value         Of
(Common and Preferred Stocks and                                    Amount         (000) Net Assets
Convertible Debentures)
----------------------------------------------------            ----------    ---------- ----------
Energy Sources & Equipment- 15.14%
Atlantic Richfield Co.                                              1500000     $198,750       2.77%
Royal Dutch Petroleum Co. (New York Registered
 Shares) (Netherlands)                                               612900        104653
"Shell" Transport and Trading Co.,                                                              1.53
 PLC (New York Registered Shares)                                     50000          5119
 (United Kingdom)
Exxon Corp.                                                         1070000        104860       1.46
Murphy Oil Corp./1/                                                 1535000         74831       1.04
Baker Hughes Inc.                                                   1950000         67275        .94
Halliburton Co.                                                     1075000         64769        .90
Societe Nationale Elf  Aquitaine (American Depositary Receipts)
 (France)                                                           1400000         63350        .88
Suncor Inc. (Canada)                                                1187000         49119        .69
Schlumberger Ltd. (Netherlands Antilles)                             466700         46612        .65
Phillips Petroleum Co.                                              1050000         46462        .65
Western Atlas Inc./1/                                                600000         42525        .60
Chevron Corp.                                                        600000         39000        .54
Unocal Corp.                                                         900000         36562        .52
Enterprise Oil PLC (United Kingdom)                                 3000000         33185        .46
Texaco Inc.                                                          300000         29438        .41
British Petroleum Co. PLC (American Depositary
 Receipts) (United Kingdom)                                          193370         27338        .38
Union Pacific Resources Group, Inc.                                  647421         18937        .26
TOTAL, Class B (American Depositary Receipts)
 (France)                                                            407013         16382        .24
Cyprus Amax Minerals Co., convertible preferred,
 Series A                                                            200000         10700        .15
Sun Co., Inc., Series A                                              146314          3676
Sun Co., Inc.                                                         48186          1175        .07
Food & Household Products- 5.44%
Unilever NV (New York Registered Shares) (Netherlands)               405000         70976        .99
Colgate-Palmolive Co.                                                725000         66881        .93
Kellogg Co.                                                          925000         60703        .85
General Mills, Inc.                                                  775000         49116        .69
McCormick & Co.                                                     1660000         39114        .55
Archer Daniels Midland Co.                                          1700000         37400        .52
H.J. Heinz Co.                                                      1000000         35750        .50
CPC International Inc.                                               381100         29535        .41
Health & Personal Care- 5.35%
Pfizer Inc                                                          1250000        103594       1.44
Merck & Co., Inc.                                                    950000         75288       1.05
Johnson & Johnson                                                   1340000         66665        .93
American Home Products Corp.                                        1000000         58625        .82
AB Astra, Class A (American Depositary Receipts)
 (Sweden)                                                            800000         39200        .55
Eli Lilly and Co.                                                    300000         21900        .31
Kimberly-Clark Corp.                                                 130000         12382        .17
Gillette Co.                                                          75000          5831        .08
Electronic Components- 4.82%
Texas Instruments Inc.                                              2509128        159957       2.24
Intel Corp.                                                          700000         91656       1.28
Motorola, Inc.                                                      1300000         79787       1.11
Cirrus Logic, Inc. 6.00% convertible debentures 2003/2/        $15,000,000          13612        .19
Business & Public Services- 4.11%
Omnicom Group Inc.                                                  1300000         59475        .83
Federal Express Corp./1/                                            1300000         57850        .81
Shared Medical Systems Corp.                                         935000         46049        .64
Avery Dennison Corp.                                                1000000         35375        .49
Humana Inc./1/                                                      1800000         34425        .48
Browning-Ferris Industries, Inc.                                    1300000         34125        .48
United HealthCare Corp.                                              300000         13500        .19
Ecolab Inc.                                                          300000         11288        .16
NCR Corp./1/                                                          75000          2503        .03
Banking- 4.03%
PNC Bank Corp.                                                      1200000         45150        .63
Wells Fargo & Co.                                                    166666         44958        .63
Fleet Financial Group, Inc.                                          900000         44887        .63
Norwest Corp.                                                       1000000         43500        .61
CoreStates Financial Corp                                            830000         43056        .60
KeyCorp                                                              450000         22725        .32
First Union Corp.                                                    250000         18500        .26
Citicorp                                                             150000         15450        .21
First Chicago NBD Corp.                                              200000         10750        .14
Chemicals- 3.86%
Mallinckrodt Inc.                                                   1423000         62790        .88
Air Products and Chemicals, Inc.                                     775000         53572        .75
Engelhard Corp.                                                     1900000         36337        .51
Imperial Chemical Industries PLC (American Depositary
 Receipts) (United Kingdom)                                          500000         26000        .36
E.I. du Pont de Nemours and Co.                                      250000         23594        .33
Hoechst AG (Germany)                                                 400000         18908        .26
Eastman Chemical Co.                                                 300000         16575        .23
Witco Corp.                                                          500000         15250        .21
Georgia Gulf Corp.                                                   450000         12094        .17
IMC Global Inc.                                                      300000         11738        .16
Telecommunications- 3.56%
AT&T Corp./1/                                                       2200000         91850       1.28
U S WEST Communications Group                                       2450000         79012       1.11
MCI Communications Corp.                                             600000         19613        .27
Bell Atlantic Corp.                                                  300000         19425        .27
NYNEX Corp.                                                          400000         19250        .27
Ameritech Corp.                                                      259600         15738        .22
AirTouch Communications/1/                                           250000          6312        .09
Pacific Telesis Group                                                100000          3675        .05
Forest Products & Paper- 3.50%
Weyerhaeuser Co.                                                    1800000         85275       1.20
Union Camp Corp.                                                     900000         42975        .60
Georgia-Pacific Corp.                                                400000         28800        .40
International Paper Co.                                              700000         28263        .39
Rayonier Inc.                                                        675000         25903        .36
James River Corp. of Virginia                                        514300         17036        .24
Bowater Inc.                                                         350000         13169        .18
Deltic Timber Corp./1/ /3/                                           438571          9484        .13
Multi-Industry- 3.44%
AlliedSignal Inc.                                                    900000         60300        .84
Textron Inc.                                                         613500         57822        .81
CITIC Pacific Ltd. (Hong Kong)                                      8500000         49347        .69
U.S. Industries, Inc./1/                                            1000000         34375        .48
Tenneco Inc./1/                                                      675000         30459        .42
Whitman Corp.                                                        400000          9150        .13
Harsco Corp.                                                          75000          5138        .07
Broadcasting & Publishing- 3.21%
Time Warner Inc.                                                    2574000         96525
Time Warner Inc. 10.25% cumulative exchangeable                                                 1.39
 preferred, Series M                                                   3145          3413
News Corp. Ltd. (American Depositary Receipts)
 (Australia)                                                        2200000         45925
News Corp. Ltd., preferred shares (American Depositary                                           .91
 Receipts)                                                          1100000         19388
E.W. Scripps Co., Class A                                            700000         24500        .34
Comcast Corp., Class A, special stock                                810784         14442        .20
Viacom Inc., Class B/1/                                              305000         10637        .15
Tele-Communications, Inc., Series A, TCI Group/1/                    636115          8309        .12
Tele-Communications, Inc., Series A, Liberty Media Group/1/          251003          7169        .10
Leisure & Tourism- 3.08%
Walt Disney Co.                                                     1290085         89822       1.25
ITT Corp./1/                                                        1550000         67231        .94
McDonald's Corp.                                                    1400000         63350        .89
Machinery & Engineering- 3.01%
Caterpillar Inc.                                                    1000000         75250       1.05
Deere & Co.                                                         1350000         54844        .77
Parker Hannifin Corp.                                               1150000         44562        .61
Cummins Engine Co., Inc./2/                                          500000         23000        .32
Case Corp.                                                           300000         16350        .23
Newport News Shipbuilding Inc./1/                                    135000          2025        .03
Insurance- 2.82%
General Re Corp.                                                     465000         73354       1.02
Aetna Inc.                                                           450000         36000
Aetna Inc. 6.25% convertible preferred, Class C                       50000          3969        .56
SAFECO Corp.                                                         900000         35494        .50
CNA Financial Corp./1/                                               320000         34240        .48
American International Group, Inc.                                   108750         11772        .16
Allstate Corp.                                                       120000          6945        .10
Merchandising- 2.75%
Limited Inc.                                                        4000000         73500       1.03
May Department Stores Co.                                            800000         37400        .52
Mercantile Stores Co., Inc.                                          725000         35797        .50
Sears, Roebuck and Co.                                               650000         29981        .42
Wal-Mart Stores, Inc.                                                450000         10294        .14
Toys "R" Us, Inc./1/                                                 342400         10272        .14
Data Processing & Reproduction- 2.62%
Hewlett-Packard Co.                                                 1050000         52763        .74
International Business Machines Corp.                                330000         49830        .70
Oracle Corp./1/                                                      600000         25050        .35
Dell Computer Corp./1/                                               464836         24694        .34
Adobe Systems Inc.                                                   625000         23359        .33
Tandem Computers Inc./1/                                             850000         11688        .16
Aerospace & Military Technology- 1.88%
Raytheon Co.                                                         925000         44516        .62
McDonnell Douglas Corp.                                              550000         35200        .49
Litton Industries, Inc./1/                                           500000         23813        .33
Sundstrand Corp.                                                     500000         21250        .31
Boeing Co.                                                            90670          9645        .13
Utilities: Electric & Gas- 1.76%
DTE Energy Co.                                                      1000000         32375        .45
Houston Industries Inc.                                             1350000         30544        .43
PanEnergy Corp                                                       300000         13500        .19
Eastern Utilities Associates                                         640000         11120        .16
Florida Progress Corp.                                               300000          9675        .13
Edison International                                                 450000          8944        .12
Long Island Lighting Co.                                             350000          7744        .11
Texas Utilities Co.                                                  120800          4923        .07
Entergy Corp.                                                        150000          4162        .06
El Paso Natural Gas Co.                                               62775          3170        .04
Beverages & Tobacco- 1.66%
Seagram Co. Ltd. (Canada)                                           2450000         94938       1.33
PepsiCo, Inc.                                                        550000         16088        .22
Anheuser-Busch Companies, Inc.                                       200000          8000        .11
Electrical & Electronics- 1.58%
Nokia Corp., Class A (American Depositary Receipts)
 (Finland)                                                          1000000         57625        .81
Lucent Technologies Inc.                                            1198900         55449        .77
Recreation & Other Consumer Products- 1.56%
Duracell International Inc.                                         1200000         83850       1.17
Eastman Kodak Co.                                                    350000         28087        .39
Industrial Components- 1.31%
Rockwell International Corp./1/                                      635000         38656        .54
Goodyear Tire & Rubber Co.                                           700000         35962        .50
Dana Corp.                                                           600000         19575        .27
Transportation: Airlines- 1.22%
AMR Corp./1/                                                         500000         44063        .61
Delta Air Lines, Inc.                                                610000         43234        .61
Metals: Nonferrous- 1.18%
Aluminum Co. of America                                             1150000         73312       1.02
Alumax Inc./1/                                                       250000          8344        .12
Inco Ltd. (Canada)                                                   100000          3187        .04
Automobiles- 1.08%
General Motors Corp.                                                1100000         61325        .86
Ford Motor Co., Class A                                              505605         16116        .22
Transportation: Rail & Road- 1.07%
Union Pacific Corp.                                                  764419         45961        .64
Conrail, Inc.                                                        244954         24403        .34
Canadian National Railway System (Canada)                            175000          6650        .09
Financial Services- 1.01%
Federal Home Loan Mortgage Corp.                                     350000         38544        .54
Federal National Mortgage Assn.                                      860000         32035        .45
Associates First Capital Corp., Class A                               40000          1765        .02
Appliances & Household Durables- 1.01%
Philips Electronics NV (New York Registered Shares)
 (Netherlands)                                                      1741700         69668       1.01
Philips Electronics NV                                                58300          2364
Miscellaneous Materials & Commodities- 0.94%
Potash Corp. of Saskatchewan Inc. (Canada)                           675000         57375        .80
TRINOVA Corp.                                                        266700          9701        .14
Electronic Instruments- 0.59%
Tektronix, Inc.                                                      825000         42281        .59
Metals: Steel- 0.40%
Allegheny Teledyne Inc.                                             1000000         23000        .32
Armco Inc., cumulative convertible preferred                         124000          5363        .08
Miscellaneous
Other equity-type securities in initial period
 of acquisition                                                                    308059       4.30
                                                                             ----------- -----------
TOTAL EQUITY-TYPE SECURITIES (cost: $5,107,564,000)                               6684190      93.29
                                                                             ----------- -----------

                                                                 Principal
                                                                    Amount
                                                                     (000)

Bonds & Notes
--------------------------------------------------------        ----------    ---------- -----------
Industrials - 0.67%
Cablevision Systems Corp. 9.875% 2013                              $14,000          13790        .19
Time Warner Inc. 10.15% 2012                                           6000          7196        .10
PriCellular Wireless Corp. 0%/12.25% 2003 /4/                          5000          4275        .06
J. Ray McDermott, SA 9.375% 2006                                       4000          4200        .06
Falcon Drilling Co., Inc.:
 Series B, 8.875% 2003                                                 2500          2550
 Series B, 9.75% 2001                                                  1500          1575        .06
Bell Cablemedia PLC 0%/11.95% 2004 /4/                                 4000          3490        .05
MFS Communications Co., Inc. 0%/9.375% 2004 /4/                        4000          3470        .05
Forcenergy Inc. 9.50% 2006                                             2250          2346        .03
Abraxas Petroleum Corp. 11.50% 2004/2/                                 2000          2135        .03
Texas Petrochemicals Corp. 11.125% 2006                                1500          1612        .02
Cliffs Drilling Co., Series B 10.25% 2003                              1500          1596        .02
                                                                              ---------- ----------
                                                                                    48235        .67
                                                                              ---------- ----------
Transportation- 0.20%
Delta Air Lines, Inc., Series 1993-A2, 10.50% 2016 /5/                11500         14049        .20

                                                                              ---------- ----------
U.S. Treasury Obligations- 0.49%
6.875% 1997                                                           20000         20072
6.375% 1997                                                           15000         15077        .49
                                                                              ---------- ----------
                                                                                    35149        .49
                                                                              ---------- ----------
TOTAL BONDS & NOTES (cost: $93,273,000)                                             97433       1.36
                                                                              ---------- ----------
Short-Term Securities
----------------------------------------------------
CORPORATE SHORT-TERM NOTES-4.98%
IBM Credit Corp. 5.36%-5.49% due 1/14-1/28/97                     $ 53,200      $ 53,007       0.74%
General Electric Capital Corp. 5.31%-6.50% due 1/2-2/3/97             53000         52889        .74
International Lease Finance Corp. 5.28%-5.30%
 due 1/10-1/23/97                                                     51000         50884        .71
National Rural Utilities Cooperative Finance Corp.
 5.28%-5.31% due 1/10-1/22/97                                         49200         49109        .69
Ford Motor Credit Co. 5.32%-5.46% due 1/6-2/12/97                     41500         41356        .58
Raytheon Co. 5.34%-5.39% due 1/13-1/17/97                             37700         37617        .52
American Express Credit Corp. 5.32% due 1/3-1/7/97                    30300         30284        .42
Gannett Co., Inc. 5.37% due 1/16/97                                   25300         25239        .35
Procter & Gamble Co. 5.28% due 1/9-1/24/97                            16700         16662        .23
                                                                              ---------- ----------
                                                                                   357047       4.98
                                                                              ---------- ----------
FEDERAL AGENCY DISCOUNT NOTES-0.25%
Federal Home Loan Mortgage Corp. 5.295%-5.62%
 due 1/23-1/30/97                                                     17900         17838        .25
                                                                              ---------- ----------

TOTAL SHORT-TERM SECURITIES (cost: $374,887,000)                                   374885       5.23
                                                                              ---------- ----------
TOTAL INVESTMENT SECURITIES (cost: $5,575,724,000)                                7156508      99.88
Excess of cash and receivables over payables                                         8865        .12
                                                                              ---------- ----------
NET ASSETS                                                                    $7,165,373     100.00%
                                                                              ========== ==========
/1/ Non-income-producing securities.

/2/ Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.

/3/Represents a when-issued security.

/4/ Represents a step bond; coupon rate will increase at a later date.

/5/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

See Notes to Financial Statements



EQUITY-TYPE SECURITIES APPEARING IN
THE PORTFOLIO SINCE JUNE 30, 1996

Allegheny Teledyne
Bowater
Browning-Ferris Industries
Canadian National Railway System
Cirrus Logic
Comcast
Deltic Timber
El Paso Natural Gas
Elf Aquitaine
Engelhard
Enterprise Oil
International Paper
ITT
Kellogg
McCormick
McDonald's
McDonnell Douglas
NCR
Newport News Shipbuilding
PanEnergy
Raytheon
Shared Medical Systems
Societe Nationale Elf Aquitaine
Suncor
Union Pacific Resources
Witco


EQUITY-TYPE SECURITIES ELIMINATED FROM THE
PORTFOLIO SINCE JUNE 30, 1996

ALLTEL
Betz Laboratories
Bristol-Myers Squibb
Cemex
Chase Manhattan
Deutsche Bank
Digital Equipment
Dresser Industries
Fruit of the Loom
General Public Utilities
Interpublic Group of Companies
LIN Television
McKesson
Pacific Gas and Electric
Pharmacia & Upjohn
Siemens
Southern Pacific Rail
Tandy
TIG Holdings
Tribune
Walgreen
WMX Technologies
Xerox

Fundamental Investors, Inc.
Financial Statements
Statement of Assets and Liabilities          (dollars in     thousands)
at December 31, 1996

----------------------------------------    ------------   ------------
Assets:
Investment securities at market
 (cost: $5,575,724)                                          $7,156,508
Cash                                                                112
Receivables for-
 Sales of investments                           $ 11,060
 Sales of fund's shares                           13,127
 Dividends and accrued interest                   10,017         34,204
                                            ------------   ------------
                                                              7,190,824
Liabilities:
Payables for-
 Purchases of investments                          7,905
 Repurchases of fund's shares                     14,505
 Management services                               1,821
 Accrued expenses                                  1,220         25,451
                                            ------------   ------------
Net Assets at December 31, 1996-
 Equivalent to $24.54 per share on
 291,977,471 shares of $1 par value
 capital stock outstanding (authorized
 capital stock-500,000,000 shares)                           $7,165,373
                                                          =============
Statement of Operations
for the Year Ended December 31, 1996         (dollars in     thousands)
                                            ------------   ------------
Investment Income:
Income:
 Dividends                                     $ 119,649
 Interest                                         25,526      $ 145,175
                                            ------------
Expenses:
 Management services fee                          18,267
 Distribution expenses                            13,010
 Transfer agent fee                                5,336
 Reports to shareholders                             214
 Registration statement and prospectus               891
 Postage, stationery and supplies                  1,191
 Directors' fees                                     105
 Auditing and legal fees                              49
 Custodian fee                                       270
 Taxes other than federal income tax                   1
 Other expenses                                       86         39,420
                                            ------------   ------------
Net investment income                                           105,755
                                                           ------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                               528,775
Net increase in unrealized
 appreciation on investments:
 Beginning of year                             1,104,466
 End of year                                   1,580,787
  Net unrealized appreciation               ------------
   on investments                                               476,321
 Net realized gain and unrealized                          ------------
  appreciation on investments                                 1,005,096
Net Increase in Net Assets Resulting                       ------------
 from Operations                                             $1,110,851
                                                           ============

Statement of Changes in Net Assets           (dollars in     thousands)
----------------------------------------   -------------  -------------

                                              Year Ended    December 31
                                                    1996           1995
Operations:                                -------------  -------------
Net investment income                        $   105,755    $    75,570
Net realized gain on investments                 528,775        145,011
Net unrealized appreciation
 on investments                                  476,321        815,253
                                           -------------  -------------
 Net increase in net assets
  resulting from operations                    1,110,851      1,035,834
                                           -------------  -------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income            (100,250)       (71,173)
Distributions from net realized
 gain on investments                            (470,174)      (128,122)
                                           -------------  -------------
 Total dividends and distributions              (570,424)      (199,295)
                                           -------------  -------------
Capital Share Transactions:
Proceeds from shares sold:
 90,269,651 and 76,628,416
 shares, respectively                          2,123,860      1,553,921
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 21,801,000 and 8,766,797 shares,
 respectively                                    534,260        181,420
Cost of shares repurchased:
 33,388,411 and 21,343,594
 shares, respectively                           (787,668)      (428,456)
 Net increase in net assets resulting      -------------  -------------
  from capital share transactions              1,870,452      1,306,885
                                           -------------  -------------
Total Increase in Net Assets                   2,410,879      2,143,424

Net Assets:
Beginning of year                              4,754,494      2,611,070

End of year (including undistributed       -------------  -------------
 net investment income:  $15,128 and
 $9,623, respectively)                        $7,165,373     $4,754,494
                                           =============  =============



See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. Fundamental Investors, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income through investments in common stocks. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in those transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

   Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $270,000 includes $23,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

As of December 31, 1996, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,580,784,000, of which $1,650,239,000 related to appreciated securities and $69,455,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended December 31, 1996. The cost of portfolio securities for book and federal income tax purposes was $5,575,724,000 at December 31, 1996.

3. The fee of $18,267,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.39% of the first $800 million of average net assets; 0.336% of such assets in excess of $800 million but not exceeding $1.8 billion; 0.30% of such assets in excess of $1.8 billion but not exceeding $3.0 billion; and 0.276% of such assets in excess of $3.0 billion.

Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1996, distribution expenses under the Plan were $13,010,000. As of December 31, 1996, accrued and unpaid distribution expenses were $921,000.

American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $5,336,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $7,993,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1996, aggregate amounts deferred and earnings thereon were $252,000.

CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of December 31, 1996, accumulated undistributed net realized gain on investments was $105,368,000 and additional paid-in capital was $5,172,113,000. The fund made purchases and sales of investment securities, excluding short-term securities, of $3,537,440,000 and $2,206,198,000, respectively, during the year ended December 31, 1996.

PER-SHARE DATA AND RATIOS

                                                           Year        ended   December         31
                                         ---------    ---------    ---------   --------  --------
                                               1996         1995         1994       1993      1992
                                         ---------    ---------    ---------   --------  --------
Net Asset Value, Beginning
 of Year                                      22.29         17.5        18.15      17.52     17.47
                                         ---------    ---------    ---------   --------  --------

Income from Investment
 Operations:
 Net investment income                         .41          .41          .42        .44       .44
 Net realized and unrealized
  gain (loss) on investments                  4.00         5.46         (.18)       2.65      1.27
  Total income from                      ---------    ---------    ---------   --------  --------
   investment operations                      4.41         5.87          .24        3.09      1.71
                                         ---------    ---------    ---------   --------  --------
Less Distributions:
 Dividends from net investment
  income                                      (.40)        (.40)        (.44)      (.43)     (.42)
 Distributions from net realized
  gains                                      (1.76)        (.68)        (.45)     (2.03)    (1.24)
                                         ---------    ---------    ---------   --------  --------
   Total distributions                       (2.16)       (1.08)        (.89)     (2.46)    (1.66)
                                         ---------    ---------    ---------   --------  --------
Net Asset Value, End of Year                  24.54        22.29         17.5      18.15     17.52
                                         =========    =========    =========   ========  ========
Total Return/1/                             19.99%       34.21%        1.33%      18.16%    10.19%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                             $7,165       $4,754       $2,611     $1,979    $1,440
 Ratio of expenses to average
  net assets                                   .66%         .70%         .68%       .65%      .65%
 Ratio of net income to
  average net assets                          1.78%        2.08%        2.45%      2.43%     2.56%
 Average commissions paid
  per share/2/                               5.69ce    5.95cents   6.02cents  6.14cents 7.53cents
 Portfolio turnover rate                     39.07%       25.47%       23.02%     29.22%    23.98%



/1/ Calculated without deducting a
sales charge. The maximum sales
charge is 5.75% of the fund's
offering price.

/2/ Brokerage commissions paid on
portfolio transactions increase the
cost of securities purchased or
reduce the proceeds of securities
sold, and are not separately
reflected in the fund's statement
operations. Shares traded on a
principal basis (without commission),
such as fixed-income transactions,
are excluded.

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders of Fundamental Investors, Inc.:

We have audited the accompanying statement of assets and liabilities of Fundamental Investors, Inc. (the "Fund"), including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Fundamental Investors, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California
January 29, 1997

1996 TAX INFORMATION (UNAUDITED)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 53% of the dividends paid by the fund from net investment income represents qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, two percent of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.